SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

SurModics, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-23837	41-1356149

(Commission File Number)	(IRS Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota 55344

(Address of Principal Executive Offices and Zip Code)

(952) 829-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01 Other Events.

     On July 11, 2005, SurModics, Inc. issued a press release entitled “SurModics Announces Enrollment of First Patients in Phase I Clinical Trial of the I-vation™ Intravitreal Implant for the Treatment of Diabetic Macular Edema”. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (a)     Financial Statements: None.

     (b)     Pro forma financial information: None

     (c)     Exhibits:

     99.1       Press Release dated July 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
By /s/ Philip D. Ankeny
Date: July 12, 2005	Name:	Philip D. Ankeny
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX
to
FORM 8-K

SURMODICS, INC.

Date of Report:	Commission File No.:
July 11, 2005	0-23837

Exhibit No.	ITEM
99.1	Press Release dated July 11, 2005.